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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                  PROSPECTUS SUPPLEMENT -- SEPTEMBER 19, 2008*

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND (12/28/07)         S-6258-99 J

The information under "Fund Management and Compensation" regarding AIG Global Investment Corp. has been revised as follows:

AIGGIC

AIGGIC, which has served as Subadviser to the Fund since April 2006, is located at 70 Pine Street, New York, NY. AIGGIC, an indirect wholly-owned subsidiary of American International Group, Inc. (AIG) and is a part of AIG Investments, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio management team responsible for the day-to-day management of the portion of the Fund allocated to AIGGIC has expertise in the areas of European Smaller Companies, Japanese Smaller Companies and Asian Smaller Companies. AIG Investments' dedicated International Small Cap Equity Team includes dedicated small cap portfolio managers, research analysts and traders based in London, Tokyo, and locally throughout Southeast Asia.

Investment decisions for the International Small Cap Fund are made by a team of regionally based portfolio managers, of which the lead is Chantal Brennan (Europe). Team members responsible for stock selection also include Madori Katsumi (Japan) and Elizabeth Soon (Asia).

- Ms. Brennan is the product head of International Small Cap Equity with overall responsibility for risk monitoring, rebalancing, and reporting, in addition to her responsibilities as the portfolio manager for the European segment. Ms. Brennan joined AIG Investments in 1996 and is the Head of the European Smaller Companies Team based in London and Deputy Head of European Equities. Prior to joining AIG Investments, she was a Research Analyst with Standard Life Assurance Company in Scotland. Ms. Brennan received a Bachelors and a Masters in Economics from University College Dublin and a Masters of Science in Investment and Treasury from Dublin City University. Ms. Brennan is an Associate member of the UK Society of Investment Professionals (ASIP formerly AIIMR), CEFFAS and a member of the CFA Institute.

- Ms. Katsumi joined AIG Investments in May 2000 and is a portfolio manager for the Japan small cap equity strategy. Prior to joining AIG Investments, Ms. Katsumi was an analyst for three years at T&D Taiyo Daido Asset Management, formerly Taiyo Life Gamma Asset Management, where she was responsible for small-cap research. Her professional investment experience started in 1996. Ms. Katsumi graduated from International Christian University in 1993 and is a Chartered Member of the Security Analysts Association of Japan since 1999.

- Ms. Soon joined AIG Investments in 2008 with 18 years experience managing Asian equity portfolios. As a portfolio manager at Swiss-owned fund management group, HSZ, since 2006, Ms. Soon was most recently responsible for the firm's China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group's Asian funds and a member of the Global Stock and Sector Insights Committee (UK). Ms. Soon also spent 10 years at Schroder Investment Management (HK), where she was Director and Head of Asia ex Japan and responsible for asset allocation, stock selection in Asia, and managing retail unit trusts and large institutional portfolios. At Schroder, Ms. Soon was a member of Global Asset Allocation Committee. Her investment experience began at a predecessor firm of Allianz Global Investors as portfolio manager and market specialist focused on Malaysia, Singapore, Indonesia, and Taiwan. Ms. Soon holds a Master of Business Administration
  (MBA) degree from the Manchester Business School, UK and a Bachelor of Accountancy from national University of Singapore.


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S-6258-5 A (9/08)
* Valid until next update.